Exhibit 32.2

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tofutti Brands Inc. (the “Company”) on Form 10-Q for the period ending June 27, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Kass, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/Steven Kass*
Steven Kass
Chief Financial Officer

Date: August 11, 2015

*          The originally executed copy of this Certification will be maintained at the Company’s offices and will be made available for inspection upon request.